UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 2
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 19, 2008
MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12367	22-2906244
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

2704 West Roscoe Street, Chicago, Illinois	60618
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (773) 961-2222
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
We are filing this Amendment No. 2 to our Current Report on Form 8-K, originally filed on March 20, 2008 and amended on April 10, 2008, to re-file Exhibit 99.1 and provide additional disclosure regarding the same in response to comments we received from the Securities and Exchange Commission on a confidential treatment request we made for certain portions of the exhibit in our original Current Report on Form 8-K.
This Amendment No. 2 to our Current Report on Form 8-K does not reflect events occurring after the filing of our original Current Report on Form 8-K or Amendment No. 1 thereto. No other modifications or changes have been made to either our original or Amendment No. 1 to our Current Report on Form 8-K as filed on March 20, 2008 and April 1, 2008, respectively, or the exhibits filed therewith.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
5.02(e) Compensatory Arrangements of Certain Officers
      On April 8, 2008, the Company entered into a letter agreement with Matthew V. Booty, Interim Chief Executive Officer and President of the Company (the “Letter Agreement”), that incorporated a set of performance-based bonuses that had been approved by the Compensation Committee of the Board of Directors of the Company during Mr. Booty’s service to the Company. According to the Letter Agreement, Mr. Booty will be awarded certain cash bonuses if certain goals are achieved related to video game shipment dates for specific video game titles on specific video game platforms during the period that Mr. Booty serves the Company as Interim Chief Executive Officer and President. The potential bonuses range from $20,000 to $50,000 and could total $150,000 if all of the shipment date goals for the specified games are achieved.
     The foregoing summary of the Letter Agreement should be read in conjunction with, and is qualified in its entirety by, the copy of the Letter Agreement that has been filed as an exhibit to this Amendment No. 2 to our Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. Portions of the Exhibit have been omitted pursuant to a request for confidential treatment in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits.
(d)      Exhibits

Exhibit
No.	Description
99.1*	Memorandum to Matthew V. Booty Regarding Performance-Based Bonuses for Interim Chief Executive Officer and President dated April 8, 2008. Portions of this exhibit have been omitted pursuant to a request for confidential treatment in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

*	Indicates a management contract or compensatory plan or arrangement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.
October 21, 2008	By:	/s/ Matthew V. Booty
Matthew V. Booty
Interim Chief Executive Officer and President